UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 27, 2010

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

This presentation will be conducted at the Barclay Intercontinental Hotel in New York City before an audience of electric industry analysts and industry professionals on May 27, 2010.

CVPS Analyst Luncheon Meeting
New York City, New York, May 27, 2010
Presented by Robert Young and Pamela Keefe

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated business, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs.  We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Sr. Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

CVPS Profile

▪	Vermont’s largest integrated electric utility
▪	CVPS serves approximately 159,000 customers in a territory covering half of the area of Vermont
▪	Rural service territory of 18 customers per mile of line

Credit Ratings	Moody’s
Corporate Credit Rating	Baa3/Stable
First Mortgage Bonds	Baa1
Preferred Stock	Ba2

COMMON STOCK PROFILE (NYSE: CV) Quarter Ended Mar. 31, 2010
Market Capitalization	$237.5M
Book Value	$19.58
Market-to-Book	1.03
52-week Range	$15.78-$21.48
Debt% - Equity%	45% - 55%
Average Daily Volume	44,036
Shares Outstanding	11,774,556
Annualized Dividend Yield	4.45% (5/17/10)

Today’s Discussion Topics
▪	Attributes and recent accomplishments
▪	Key measures of success
▪	Regulatory update
▪	Future energy planning considerations
▪	Customer satisfaction
▪	Financials
−	Financial position and performance
−	Infrastructure investments & Velco
−	2010 earnings guidance and drivers
▪	Long-term strategy

Attributes & Recent Accomplishments
▪	Attributes:
−	Lowest rates among major utilities in New England
−	Ranked second in East Region Midsize segment for customer satisfaction in 2009 J.D. Power survey
−	Customer transactional satisfaction consistently rated over 90%
−	Met or exceeded Vermont’s 17 service quality and reliability standards for fifth straight year
−	Among lowest carbon-emitting power mixes in the U.S.
▪	Accomplishments:
−	Granted 5.58% rate increase effective 1/1/10
−	Achieved investment grade rating from Moody’s (Baa3)
−	Awarded $31M by DOE for CVPS SmartPowerTM program
−	CVPS Cow PowerTM: DOE 2009 Utility Green Power Program of the Year
−	2007 and 2008 EEI Emergency Recovery Awards

Key Measures of Success
▪	Keep customer rates competitive while maintaining superior reliability
−	Meet service quality standards
▪	Achieve positive regulatory outcomes
−	Modify and extend Alternative Regulation Plan
−	Maintain positive, productive relationship with regulators
▪	Secure stable, long-term, clean, competitively priced energy supplies
−	Achieve regulatory approval of long-term renewable PPA and its cost recovery in rates
−	Be prepared in 2012 for the outcome of Entergy-Vermont Yankee relicensing
−	Additional RFPs and negotiate new contract with VY and Hydro-Quebec
−	Meet Vermont’s renewable requirements
▪	Increase rate base on which shareholders earn a return
−	Update Asset Management Plan
−	Complete capital projects per Asset Management Plan, including CVPS SmartPowerTM
−	Continue investments in Velco
▪	Maintain or improve investment grade corporate credit rating
−	Currently Baa3 from Moody’s

Strategic Update
▪	May 4, 2010: CV announced that it will purchase certain assets and the service territory of the Vermont Marble Power Division of Omya, Inc. for $33.2M
−	Transmission and distribution assets ~ 60 miles of line
−	Four hydro facilities – 18.1 MW combined capacity
−	Will invest $12M over 3 years for repairs and upgrades
−	Adds ~ 900 customers in territory contiguous to CV
−	Will add single largest retail customer (>9% of pro forma retail revenues)
•	Customer requires natural resources at its site; stable, long-term
−	Customary FERC and VT PSB approvals needed
−	Closing anticipated to occur Nov. 30, 2010

Regulatory Update
▪	Working with consumer advocate and other VT stakeholders to plan for smart grid technologies (part of VT’s ‘e-State’ initiative)
−	August 2009: Submitted detailed application for federal stimulus along with the other VT utilities ($133M statewide project cost; requested 50% from DOE)
−	October 2009: DOE awarded the full requested amount to the VT utilities - $69M ($31M for CV’s part of the project)
−	Detailed plan for PSB approval of scope, schedule and cost recovery for CV SmartPower plan
−	March 30, 2010: Signed an MOU with DPS
−	Executed DOE grant agreement
−	PSB approval now needed…expected in Summer 2010
▪	Settled staffing docket with DPS / Approved by PSB
−	No decision that CV is overstaffed
−	CV agreed to reduce headcount by 17 fte’s over 5 years (in addition to planned reductions under CV SmartPower project)
▪	Granted 5.58% rate increase effective 1/1/10
▪	CV will petition to amend and extend its Alt Reg Plan past 2011
▪	Feed-in Tariff
−	2009 VT law establishes standard contract rates for up to 50 MW of new renewable energy projects with a capacity of < 2.2 MW
−	Standard rates range from $0.125 to $0.30 per kWh depending on energy source

Emerging VT regulatory issues
▪	Political issues
−	Current Governor (Douglas-R) will not seek a fifth term
−	1 Republican and 5 Democratic candidates
−	New governor will choose a new Public Service Commissioner
−	New governor may choose a new Chair of the Public Service Board
▪	Vermont customers will see rates increase over time
−	New long-term power contracts will reflect costs evident in the market
▪	Higher cost than existing 180 MW VY contract (currently at $0.43 per kWh)
−	Transmission component of rates is increasing due to expansion in New England
−	Feed-in Tariff and other ‘green’ mandates and preferences will add costs
−	Growing rate base from infrastructure build out

CVPS Power Supply Among Cleanest

2009 CVPS ENERGY SOURCES
Nuclear	54.5%
Hydro	38.4%
Oil	0.1%
Wood	3.6%
CVPS Cow Power	0.1%
Other	3.3%

2009 U.S. ENERGY SOURCES*
Coal	44.7%
Gas	23.6%
Nuclear	20.2%
Hydro	6.8%
Renewables	3.6%
Oil	1.0%
Other	0.0%

*Data Sources are EIA Tables 1.1 and 1.1A net Generation by Energy Source:  Total (All Sectors), Selected Years, 1995-2009.  2009 Rounded to tenths of a Percent, Coal is Rounded Down.

Future Energy Planning Considerations
Regulatory and public input incorporated in new power supply evaluation methods during the Integrated Resource Planning process

Evaluation scoring of new power sources
▪	Initial screen: consistency with CVPS’ investment grade credit status
▪	Scoring:
−	Impact of new sources on the power supply portfolio’s expected cost and cost variability -- | 60% weight
−	Renewable/ sustainable resource | 40% weight
−	Environmental impacts | 40% weight
−	Energy, technology and source diversity | 40% weight
−	Reliability characteristics | 40% weight

New Power Portfolio Options
▪	Resource Solicitation
−	CVPS’s 180 MW power purchase from the Vermont Yankee Nuclear Plant comes to term in March 2012
◦	CVPS’s strategy is to further diversify its supplies through competitive procurement and legacy supplier negotiations
−	Competitive Procurement
◦	“Joint RFP” (with GMP and Vermont Electric Coop) for 100 MW
▪	41 Proposals evaluated in the Spring of ‘09
▪	3 contracts executed; development risk with 2 sources
▪	All indicators point to ample future power supply available in NE
◦	“Contingent RFP” (with GMP) for 150 MW
▪	Contingent on the relicensing status of Vermont Yankee
▪	3 Finalists selected
▪	Resolution expected later in 2010 when Vermont Yankee’s relicensing status is better understood
◦	CV will issue additional RFPs as needed

Long-Term Contract Negotiations

Hydro-Quebec

▪	For 25 years VT has purchased system power from HQ under long-term contract
−	CVPS is an owner of key transmission interconnections (QE/ NE)
−	This transfer capacity is equivalent to about ½ of our expected power needs
▪	CV’s existing 142 MW PPA continues until November 2015
▪	Letter of Understanding signed between HQ, CV and GMP
−	Parties commit to work toward a contract signing by June 30, 2010
−	Term sheet contains price-smoothing mechanism
▪	HQ is building 4,000 MW of new capacity for export growth
−	Energy exports are a significant part of the Province of Quebec’s economic development strategy
▪	HQ continues planning new NU/ NStar interface -- another potential NE route-to-market
−	Vermont utilities may participate in PPA on this interface

Vermont Yankee (Entergy)

▪	CVPS’s existing purchased power contract with VY ends in March 2012
−	CVPS has no power contract with VY after that date
▪	Vermont Yankee’s future is very uncertain
−	VY must obtain permission from Vermont for relicensed operations through 2032
−	Tritium and trust issues surfaced Jan. 2010. Leak has been fixed.
−	Entergy abandoned Enexus spin-of plans
▪
The pre-existing 10 year “revenue sharing agreement,” under which Entergy would split revenue above $61/ mWh (avg annual) with the plant’s former owners, will provide no payment if VY is not relicensed

−	The RSA has potential value as insurance against high future power market prices
▪	CV remains open to a potential future purchase from VY – however:
−	We are acting to cover our open 2012 load responsibility
−	VY’s safety and reliability issues must be resolved to Vermont’s satisfaction

Financial Update

Financial Overview

▪	2010 earnings guidance $1.55 - $1.70 per share
▪	Q1 2010 earnings: $0.35 per share
▪	2010 headwinds:
−	Load reductions due to economic conditions
−	Heavy storm activity (major storm Feb ’10)
−	$700K charge in Q1 for PPACA (healthcare legis.)
▪	2010 tailwinds:
−	Alt Reg true ups will occur at year end (storm costs, other items)

Q1 2010 Financial Results

All numbers in 000s except per share	Q1 2010	Q1 2009
Operating Revenues
Retail sales	$76,062	$74,083
Resale sales	$11,339	$13,933
Provision for Rate Refund	$125	-
Other	$3,481	$2,711
Total operating revenue	$91,007	$90,727
Operating Expenses
Purchased power	$41,718	$41,610
Other operating expenses	$44,196	$39,618
Income tax expense	$1,838	$2,876
Total operating expense	$87,752	$84,104
Equity in Earnings of Affiliates	$5,395	$4,445
Net Income	$4,202	$6,872
Earnings per share of common stock – diluted	$0.35	$0.58

Liquidity & Financing
Cash Flows	Q1 2010	Q1 2009
Cash and cash equivalents at beginning of period	$2,069	$6,722
Cash provided by operating activities	$24,942	$15,128
Cash used for investing activities	(6,007)	(5,937)
Cash provided by (used for) financing activities	(15,866)	(2,369)
Cash and cash equivalents at end of period	$5,138	$13,544

▪	December 2010 Velco investment ~$43M
▪	Prospectus Supplement filed Jan. 2010 for ‘continuous equity offering’
−	Expect to issue ~ $25M in 2010; >$7M issued to date
▪	Financing for Vermont Marble acquisition still being evaluated but most likely 50% equity / 50% debt
−	Likely to be done late in 2010 or early in 2011

Rate Base Growth
CVPS RATE BASE – ACTUAL AND PROJECTED*

Dollars in millions	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Projected Rate Base	$236	$236	$302	$344	$381	$423	$513	$545	$563	$570.2
Projected CAGR of 8.4% from 2009-2014 net of Stimulus funding
*Includes Velco investments and VT Marble acquisition

Capital Spending Trends

HISTORIC & PROJECTED CAPITAL SPENDING
2005	$17.5
2006	$18.0
2007	$23.0
2008	$36.8
2009	$29.9
2010	$72.7
2011	$48.5
2012	$51.6
2013	$35.9
2014	$35.8

Historical spending has not been inflated to 2009 dollars. Projected spending includes inflationary assumptions.  SmartPower spending is net of $28M Stimulus funding applied to capital.

VELCO Investment Background
▪	Vermont’s transmission operator
▪	Approx $450M of construction planned or underway
▪	FERC-regulated
▪	Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives
▪	CVPS owns 39%; equity investments generally based on VTA load share of 43%
▪	Independent management and board of directors

VELCO INVESTMENTS 2004 – 2011
2004	$7.0
2005	$0
2006	$23.0
2007	$53.0
2008	$3.0
2009	$21.0
2010	$43.0
2011	$12.0

2010 Earnings Guidance and Drivers

▪	2010 Earnings Guidance
−	$1.55 - $1.70 per diluted share
−	5.58% rate increase effective 1/1/10
−	Allowed ROE 9.59%
▪	Support
−	Alt Reg mechanisms (base rate filing, PCAM, ESAM)
−	ESAM provides ‘floor’ for earnings in the regulated business
−	Regulatory support for recovery of SmartPower costs
▪	Pressures
−	Possible further reductions in load (vs our forecast in base rate filing)
−	Unforeseen operating expenses

Projected Sources and Uses of Cash
2010 – 2014
OCF	$260
Stimulus Grant	28
New debt	88
New equity	40
Debt retirement	-20
Dividend	-68
VT Marble acquisition	-33
Internal Capex*	-240
Velco Inv.	-55
*Capex includes $28M stimulus; $212M net of stimulus funding

Dividend
▪	$ 0.92 annual dividend
▪	4.45% annualized dividend yield (as of May 17, 2010)
▪	Long-term strategy is for dividend yield to remain in line with peer utilities
▪	Over short term, significant amount of available capital is being deployed in infrastructure improvements
▪	Once we are beyond capex ‘bubble’ increases would be evaluated

Future Earnings Drivers Under Alt Reg Plan
▪	Annual ROE adjustment mechanism
−	2010 allowed ROE is 9.59%
−	Future years adjust at ½ the change in the average yield on 10 Yr Treasuries measured over last 20 trading days prior to Oct. 15
▪	Quarterly Power Cost Adjustment Mechanism (“PCAM”)
−	100% of fixed and 90% of variable power & transmission costs (the latter beyond a $315k deadband)
−	Any variances not recovered via the PCAM become part of the ESAM
▪	Annual Earnings Sharing Adjustment (“ESAM”)
−	Regulated earnings will fall between -100 bp and +75 bp of allowed ROE
▪	Rate Base Growth
−	Growth in rate base, upon which we earn a return, is projected at 8.4% CAGR from 2009 – 2014 (including VT Marble acquis)

Future Growth Opportunities
Possible:
•	Additional transmission reliability projects through Velco
•	Economic development projects (Velco)
•	Base load power plant
o	CV only or with other VT utilities

Long Term Goals
▪	Provide superior customer service and reliability
▪	Sustained financial strength to maintain our credit rating at investment grade and to fuel capital investments in our core business and VELCO
▪	Partner with the State and other utilities to create an affordable, reliable and environmentally responsible electric future for Vermont
These goals create shareholder value over the long term

APPENDIX

Superior customer service – 2009 JD Power East Region customer survey
Overall Satisfaction

Central Maine Power	649
Southern Maryland Electric Cooperative	643
PPL Electric Utilities	641
Central Vermont Public Service	618
Penelec	618
Pepco	617
Rochester Gas & Electric	613
Allegheny Power	608
Public Service Electric and Gas	608
Met-Ed	605
PECO Energy	604
Public Service of New Hampshire	604
Penn Power	598
NSTAR	597
East Region	593
Western Massachusetts Electric	592
New York State Electric & Gas	589
Atlantic City Electric	588
Appalachian Power	587
United Illuminating	587
Con Edison Company of New York	586
Jersey Central Power & Light	581
Orange & Rockland	579
Duquesne Light	576
National Grid	575
Baltimore Gas & Electric	574
Connecticut Light & Power	571
Central Hudson Gas & Electric	565
Delmarv Power	564
Long Island Power Authority	552
* Small Sample **Insufficient Sample

Superior customer service – quarterly customer transaction satisfaction survey

CVPS Transactional Customer Satisfaction – 9 Qtrs
Jan 08	93%
Apr 08	90%
Jul 08	92%
Oct 08	93%
Jan 09	89%
Apr 09	93%
Jul 09	90%
Oct 09	92%
Jan 10 Minimum Standard:	92% 80%

Key Data Elements

▪	Market Cap at 3/31/10: $237.5M
▪	2008 Earned ROE: 8.3%
▪	2009 Earned ROE: 9.03%
▪	2010 Allowed ROE: 9.59%
▪	2010 Rate Base: $423M
▪	2010 Effective Tax Rate: 36.55%
▪	2010 Capex (ex. Transco, VT Marble; net of Stimulus): $39.5M
▪	2010 Transco investment: ~$43M
▪	~5 bp of ROE = $0.01 eps
▪	Corp. Credit Rating (Moody’s): Baa3/ stable
▪	2009 Peak load: 418 MW (Dec. 29)
▪	2009 Avg 12 month system capability: 463.1 MW

Vermont Regulators and Leadership

▪	Key Regulators
▪	Vermont Public Service Board
−	Adjudicating body that issues rulings in utility matters
−	Three-member board, appointed by Governor
−	Six-year, staggered terms
▪	Vermont Dept. of Public Service
−	Public Advocate
−	Commissioner appointed by Governor
▪	Governor James Douglas ( R )
−	First elected in 2002, re-elected in 2008 to serve fourth, 2-year term
−	Challenged by $150M budget shortfall in FY’11 and by a General Assembly controlled by Democrats
−	Will not seek re-election in 2010

Key Data Elements

▪	2009 Average Number of Customers:
−	136,242 Residential
−	22,577 Commercial
−	36 Industrial

▪	2009 Revenues:
−	41% Residential
−	30% Commercial
−	10% Industrial
−	16% Resale Sales
−	3% Other Operating Revenue

Owned Generation
2009 data
	Net Effective Capability / Entitlement (MW)	Generated and Purchased mWh
Wholly-Owned Plants
Hydro	39.9	216,777
Diesel and Gas Turbine	21.1	196
Jointly-Owned Plants (1)
Millstone #3 (nuclear)	21.4	180,266
Wyman #4 (oil)	10.8	3,508
McNeil (various)	10.7	44,482

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	/s/ Pamela J. Keefe Pamela J. Keefe Senior Vice President, Chief Financial Officer, and Treasurer
May 27, 2010